EXHIBIT 32

                 CERTIFICATION PURSUANT TO SECTION 906
                    OF THE SARBANES-OXLEY ACT OF 2002

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                        CHIEF FINANCIAL OFFICER

                              PURSUANT TO
                        18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy Shea, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of SurgiLight, Incorporated on Form 10-QSB for the quarterly period ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of SurgiLight, Incorporated.

                                     /s/ Timothy Shea
                                     -------------------
                                     Timothy Shea
                                     President
                                     June 8, 2007

I, Mark Murphy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of SurgiLight, Incorporated on Form 10-QSB for the quarterly period ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of SurgiLight, Incorporated.

                                     /s/ Mark Murphy
                                     -----------------
                                     Mark Murphy
                                     Chief Financial Officer
                                     June 8, 2007